ASHMORE FUNDS

Supplement dated November 1, 2019 to the Ashmore Funds Prospectus, Dated February 28,

2019 (as amended March 14, 2019)

Disclosure Related to the Ashmore Funds (the “Funds”)

This supplement contains information amends, modifies or supersedes certain information contained in the Prospectus of the Funds dated February 28, 2019, as amended thereafter (the “Prospectus”).

The following changes will be effective immediately:

1.     The following is added as a new bullet point after the first bullet point in the section entitled “Institutional Class Shares” within the section “Classes of Shares”:

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Institutional Shares may be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

2.     The sixth paragraph in the sub-section entitled “Institutional Class Shares” within the section “How to Buy Shares” is hereby deleted in its entirety and replaced with the following:

Plan administrators, brokers or other financial intermediaries and their designees may charge investors a fee for effecting transactions in shares of the Funds, in addition to any fees the Funds may charge, and may impose other limitations on buying and selling shares. Please consult a representative of your financial intermediary for further information.

Investors Should Retain This Supplement for Future Reference